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                                                                    EXHIBIT 23.5
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PROVANT, Inc. for the registration of its common stock of our report dated October 12, 1998 on the financial statements of Strategic Interactive, Inc. for the years ended June 30, 1998 and 1997.

                                             /s/ Plante & Moran, LLP

                                             Plante & Moran, LLP

East Lansing, MI
February 24, 1999


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